UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 26, 2005


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


       5100 W. COPANS ROAD, SUITE 710, MARGATE, FLORIDA          33063
       ------------------------------------------------        ----------
          (Address of Principal Executive Offices)             (Zip Code)


                                 (954) 974-5818
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR .240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-34(c) under the Exchange
    Act (17 CFT 240-13e-4(c)

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 26, 2005, the registrant consummated the purchase of the fifty percent (50%) partnership interest in the Intellectual Property known as "Songs From The Neighborhood: The Music of Mister Rogers" from U Love Kids, Inc.

"Songs from the Neighborhood: The Music of Mister Rogers", is a CD/DVD musical tribute to Mister Fred Rogers.

The total purchase price includes 212,121 shares of restricted common stock of the company and a three year warrant to purchase 250,000 shares of common stock that was issued at the closing.


ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

On September 26, 2005, the registrant consummated the purchase of the fifty percent (50%) partnership interest in the Intellectual Property known as "Songs From The Neighborhood: The Music of Mister Rogers" from U Love Kids, Inc.

The company issued 212,121 of the company's restricted common shares @ $0.33 per share and a three year warrant to purchase 250,000 shares of common stock at an exercise price of $1.50 per share.

The shares were distributed to the two principals of U Love Kids, Inc. Ms. Tammi Shnider received 112,121 shares and Mr. Steven Adelstein received 100,000 shares. Mr. Adelstein is an affiliate of MediaNet Group Technologies, Inc.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Letter agreement between MediaNet Group Technologies, Inc. and U Love Kids, Inc.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDIANET GROUP TECHNOLOGIES, INC.



Date:   September 29, 2005             By: /s/ Martin A. Berns
                                           -------------------
                                           Martin A. Berns
                                           President and Chief Executive Officer


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